Exhibit 99.2

Priority Technology Holdings, Inc. (Nasdaq: PRTH) Investor Presentation January 2025

prioritycommerce.com 1 Disclaimer Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation of Priority Technology Holdings, Inc. (“Priority”, “PRTH”, “we”, “our”, or “us”) contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words or phrases of similar meaning. These forward-looking statements include, but are not limited to, Priority’s 2024 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 12, 2024. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Please refer to the appendix slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Adjusted Gross profit and Adjusted Gross profit margin referred throughout this presentation are non-GAAP measures. Adjusted Gross profit is calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin is calculated by dividing Adjusted Gross Profit discussed above by Revenue. Adjusted EBITDA and Adjusted EBITDA margin referred to throughout this presentation are non-GAAP measures. Adjusted EBITDA is calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and / or non-recurring charges deemed to not be part of normal operating expenses. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA discussed above by Revenue. Free cash flow (“FCF”) and free cash flow conversion referred to throughout this presentation are non-GAAP measures. Free cash flow is calculated as Adjusted EBITDA less Additions to property, equipment and software (“CapEx”) as reported in our statement of cash flows. Free cash flow conversion is calculated as FCF / Adjusted EBITDA. Recurring, re-occurring and other revenues referred to throughout this presentation are non-GAAP measures. Recurring revenue represents revenue which are not dependent upon transaction volume or transaction count. Re-occurring revenue represents revenue which are dependent upon transaction volume or transaction count. Other revenues are comprised of any remaining revenue streams that do not qualify as recurring or re-occurring based on the definitions above. Percentage of Recurring and re-occurring revenues is calculated by dividing total of recurring and re-occurring revenues by total revenues. Adjusted gross profit from recurring revenue is calculated by subtracting Cost of services related to recurring revenue (excluding depreciation and amortization) from Recurring revenue. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of revenue, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Special Notice THIS MANAGEMENT PRESENTATION MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ITS SECURITIES. BY ACCEPTING THIS MANAGEMENT PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

prioritycommerce.com 2 Issuer: Priority Technology Holdings, Inc. Exchange / Ticker: NASDAQ / PRTH Base Shares Offered: 9,157,600 Overallotment Option: 15% Primary / Secondary: 100% Secondary Lock-Up: 90 Days for the Company, Directors and Officers and Selling Stockholders Joint Lead Bookrunners: Keefe, Bruyette & Woods, Inc. A Stifel Company and TD Securities (USA) LLC Joint Bookrunner: B. Riley Securities, Inc. Expected Pricing: January 15th, 2025 Transaction Overview

prioritycommerce.com Priority Presenters 25+ 20+ TITLE BIO YRS OF EXP PRIOR EXP TOM PRIORE Chairman, President, Chief Executive Officer, and Co-founder TIM O’LEARY Chief Financial Officer Transformed Priority into the 6th largest U.S. non-bank merchant acquirer2 underpinned by unified commerce engine Seasoned finance, capital markets and M&A professional that leads Priority’s finance organization 3 1 As of 1/14/2025; Insider ownership defined as Board of Directors and management team 2 Based on Nilson Report, March 2024 Alpharetta, GA HQ 2005 Founded $739M Market Cap1 75.0% Insider Ownership1 PRTH NASDAQ

prioritycommerce.com Accelerate Cash Flow Optimize Working Capital Priority Commerce Engine (PCE) is a unified platform that provides our customers a personalized financial toolset to accelerate cash flow and optimize working capital on a single platform to collect, store, lend1, and send money combining merchant services, payables and banking & treasury solutions Built with vision: PCE is a native platform built to manage money movement in complex multi-party environments Priority Commerce: Powering an Ecosystem of Integrated Financial Solutions 4 A Proprietary API Suite that Enables Acquiring, Banking & Payables Solutions Merchant Services Payables Banking & Treasury Solutions Lend1 Collect Store We Provide Personalized Payments and Banking Solutions to: Send + Priority Commerce Engine 1 Priority does not assume credit risk as part of its lending solutions, as these solutions are financed by third-party lenders

Priority at a Glance

Priority's Unified Commerce Engine Model Translates Into A Highly Attractive Financial Profile

~21%
2021A – 2023A Revenue CAGR

~33%
2021A – 2023A Adj. Gross Profit[1] CAGR

~32%
2021A – 2023A Adj. EBITDA[1] CAGR

~97%
Recurring or Re-Occurring[1] Q3 2024 Revenue

~60%
of Q3 2024 Adj. Gross Profit[1] from Recurring Revenue[1]

~89%
YTD 2024 Free Cash Flow Conversion[1]

Improved quality of earnings with majority of Adj. Gross Profit[1] coming from higher margin, recurring revenues that are not dependent on transaction count or bankcard volumes

- **Demonstrated top and bottom-line growth**
- **Unified and efficient technology platform drives high cash flow conversion**
- **M&A expertise and unified platform has allowed Priority to efficiently integrate and expand top line growth**
- **Highly visible revenue model with largely recurring or re-occurring revenue**

[1] Adjusted Gross Profit, Adjusted EBITDA, Recurring and Re-Occurring Revenue, and FCF Conversion referred to in this presentation are non-GAAP measures. See slide 1 for further details

prioritycommerce.com
5

Unified Technology Platform Operating at Scale

Combines SMB, B2B, and Enterprise functionality into a single platform that enables partners / merchants to collect, store, lend[1], and send money

SMB

Provides full-service acquiring and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISO, direct sales, and vertically focused ISV channels

Q3 '24 Revenue	Q3 '24 Adj. Gross Profit Margin[2]
$158.8M	22.4%

- 6th Largest Non-bank Merchant Acquiror[3]
- $70.3B Total Card Dollar Volume[4]
- ~1,100 Reselling Partners in Q3 '24
- Full-stack, Full-service

B2B

Provides market-leading AP automation solutions to corporations, software partners, and industry leading FIs (including Citibank and Mastercard)

Q3 '24 Revenue	Q3 '24 Adj. Gross Profit Margin[2]
$22.1M	28.5%

- $46.4B LTM Q3 '24 Volume
- 90K Buyers on Platform in LTM Q3 '24
- 28K Suppliers added in 2024

Enterprise

Provides Embedded Banking & Treasury Solutions to customers to modernize legacy platforms and accelerate software partners' strategies to monetize payments

Q3 '24 Revenue	Q3 '24 Adj. Gross Profit Margin[2]
$47.1M	93.6%

- $1.1B Account Balances[5]
- 92 Integrated Partners
- 100% Nationwide MTL Coverage[6]

[1] Priority does not assume credit risk as part of its lending solutions, as these solutions are financed by third-party lenders
[2] Adjusted Gross Profit margin referred to in this presentation is a non-GAAP measure. See slide 1 for further details
[3] Based on Nilson Report, March 2024
[4] LTM as of Q3 '24, includes bankcard dollar volume, debit card volume, and other credit card volume
[5] Includes account balances across all Priority operating segments as of Q3 '24
[6] Includes money transmission licenses (MTLs) in 46 states, the District of Columbia and two U.S. territories, and agency relationships in 4 states

prioritycommerce.com
6

Large Addressable Markets with Strong Secular Growth Tailwinds

SMB

US Consumer Payments Volume

*In 2022, card-based payment methods **represented 78%[1] of all consumer payment systems purchase volume***


($ in Trillions)
+6% CAGR
$10.8
$14.8
78%
83%
2022A
2027E

B2B

Global B2B Payments Market

*The spend opportunity in the **global accounts payable/accounts receivable flow is ~$100T**, with about **~$25T of that opportunity in North America***


$120T
Total B2B Market
$100T
Accounts Payable / Accounts Receivable
$20T
Point of Interaction[2]

Enterprise

Embedded Finance Market

*Embedded finance represents a **~$112B addressable market across North America**, of which **only ~$24B (~17%) has been captured***


($ in Billions)
$112.0
+10% CAGR
$24.1
$43.8
2024 TAM (North America)
2024 Market Captured
2030 Market Captured

[1] Excludes volume for which no payment was made (i.e. "nonpurchases")
[2] Point of Interaction represents commercial card and business transactions that are payable by card
Source: Industry Research, Third-Party Research

prioritycommerce.com
7

prioritycommerce.com Experienced Management Team with Proven Track Record of Execution Founder-led management team with significant industry experience and track record of growth & profitability TITLE BIO NAME PRIOR EXP TIM O’LEARY 20+ Chief Financial Officer Seasoned finance, capital markets and M&A professional that leads Priority’s finance organization 20+ SEAN KIEWET Chief Strategy Officer Experienced professional with deep technology background that leads product strategy initiatives 20+ DAVE FAUPEL Chief Marketing Officer Communications professional with experience in marketing, corporate communications, public relations, & analyst relations 25+ BRAD MILLER General Counsel and Chief Risk Officer Responsible for all facets of Priority’s legal, risk and compliance functions 20+ RANJANA RAM Chief Operating Officer Provides company-wide leadership over day-to-day operations and implementation of key business initiatives 8 25+ TOM PRIORE Chairman, President, CEO and Co-founder Transformed Priority into the 6th largest U.S. non-bank merchant acquirer1 underpinned by unified commerce engine 15+ RAJIV KUMAR Senior Vice President and Chief Accounting Officer Leads Priority’s accounting and financial reporting functions EDUCATION YRS OF EXP 30+ YI SUN Chief Technology Officer Oversees all aspects of product and technology strategy

Key Investment Highlights

Leading Commerce Technology Platform *Operating at Scale*	→ Purpose-built financial toolset to accelerate cash flow and optimize working capital for businesses on a single platform → Proprietary API suite that enables acquiring, banking & payables solutions → Configurable technology that can manage complex money movement in any industry vertical
Significant Addressable Markets *with Strong Secular Growth Tailwinds*	→ The U.S. consumer card payment volume is expected to grow by $4 trillion USD from 2022A – 2027E → Accounts payable / accounts receivable flows represent a ~$25 trillion addressable market across North America → Embedded finance represents a ~$112B addressable market across North America
Attractive Financial Profile[1] *with Strong Free Cash Flow Conversion and Continued Shift to Recurring Revenue Model*	→ Strong Revenue and Adjusted EBITDA growth (21%[2] and 32%[2], respectively) driving robust free cash flow conversion → Continued shift to Recurring Revenue model with 60% of Adj. Gross Profit not dependent on transactions or volume → Asset-lite business model with limited CapEx needs and minimal capital requirements
Disciplined Financial Policies *with Strong Balance Sheet and Proven Ability to De-lever*	→ Priority is committed to sustaining a balanced credit profile → Proven ability to reduce leverage following acquisition-related financing events → Capital allocation strategy is focused on achieving profitable growth and enhancing shareholder value
Disciplined Acquisition Strategy *with Proven Track Record of Execution*	→ Founder-led management team has significant ownership and is aligned with shareholder interests → Significant acquisition experience and track record of growth & profitability → Successfully acquired multiple businesses and portfolios, consistently achieving and outperforming guidance

[1] Recurring Revenue, Adjusted EBITDA and Adjusted Gross Profit referred to in this presentation are non-GAAP measures. See slide 1 for further details
[2] Represents CAGR from 2021A – 2023A
Source: Industry Research, Third-Party Research

prioritycommerce.com
9

prioritycommerce.com Financial Performance Overview 10

Priority Metrics at a Glance

Priority Overview

- Priority **is a tech-enabled Payments and Embedded Banking & Treasury Solutions** provider that offers clear advantages for businesses to **accelerate cash flow and optimize working capital**
- Positioned to perform in all market conditions with **diversified payment revenue sources** balanced with **countercyclical assets**
- Provides end-to-end operational support including **risk & underwriting, full compliance, and customer service**
- Solutions are delivered to customers within three distinct business segments:
  - ➔ **SMB:** Provides full-service acquiring and payment-enabled **solutions for B2C transactions**
  - ➔ **B2B:** Offers **market-leading accounts payable ("AP") automation solutions** to corporations, software partners, and financial institutions ("FIs")
  - ➔ **Enterprise:** Delivers Embedded Payments as well as Embedded Banking & Treasury Solutions to enterprise customers to **modernize legacy platforms, and accelerate software partners' strategies to monetize payments**
- Established in **2005 and headquartered in Alpharetta, Georgia**

Priority by the Numbers

~$127B *LTM Total Volume*[1]

>1.1M *Total Accounts*[1]

>$1.1B *Account Balances*[1]

6th *Largest U.S. Non-Bank Merchant Acquirer*[2]

Revenue ($M) & Adj. EBITDA Margin[3]

Adj. EBITDA Margin[3] is estimated to expand 456 basis points since 2021


20% CAGR
$878.8
$226.2
$514.9
$663.6
$755.6
$652.6
18.7%
21.1%
22.3%
23.3%
2021
2022
2023
2024E[4]

[1] As of Q3 2024
[2] Based on Nilson Report, March 2024
[3] Adjusted EBITDA margin referred to in this presentation is a non-GAAP measure. See slide 1 for further details
[4] 2024E incorporates midpoint of most recent publicly disclosed Q4 2024 guidance

prioritycommerce.com
11

prioritycommerce.com +13% +58% +34% 12 Responsive and Personalized Financial API Toolkit Drives Enhanced Returns Q3 2024 Revenue YoY Growth1 SMB B2B Enterprise Q3 2024 Adj. Gross Profit Margin1,2 1 Reflects segment level performance and does not include operating overhead and shared costs managed centrally in the corporate segment and eliminations 2 Adjusted Gross Profit margin referred to in this presentation is a non-GAAP measure. See slide 1 for further details 22.4% 28.5% 93.6%

prioritycommerce.com SMB 92.4% Enterprise 4.3% B2B 3.3% SMB 41.4% Enterprise 51.3% B2B 7.3% SMB 81.6% Enterprise 12.2% B2B 6.2% SMB 69.6% Enterprise 20.7% B2B 9.7% Continued Shift to Higher Margin Segments FY 2021 Q3 2024 Adj. Gross Profit1 Revenue Contribution by Segment Contribution by Segment FY 2021 Q3 2024 13 Further margin expansion opportunity exists through cross-sell of broader solution set to existing customers across all channels 1 Adjusted Gross Profit referred to in this presentation is a non-GAAP measure. See slide 1 for further details

prioritycommerce.com 14 YTD Q3 2024 Consolidated Results $202.4M $244.1M 36.4% 37.4% $123.7M $152.5M $556.3M $652.6M YTD Q3 23 YTD Q3 24 YTD Q3 23 YTD Q3 24 YTD Q3 23 YTD Q3 24 YTD Q3 23 YTD Q3 24 17% 21% 100bp 23% Consolidated Adj. EBITDA1 increased 23% to $152.5 million Consolidated Adj. Gross Profit1 increased 21% to $244.1 million Consolidated Revenue increased 17% to $652.6 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 1 for further details Consolidated Adj. Gross Profit margin1 increased 100 basis points to 37.4%

SMB Segment Highlights

SMB Segment Commentary

- Provides technology-enabled payment acceptance and business management capabilities to merchants, enterprises and distribution partners
- Our comprehensive suite of solutions enables merchants to identify key consumer trends in their businesses, quickly implement e-commerce or retail POS solutions, and handle ACH payments
- We provide our SMB payments reselling partners with automated tools that support low friction merchant on-boarding, underwriting and risk management, client service, and commission processing through a single mobile-enabled, web-based interface
- Our strong retention, coupled with consistent merchant on-boarding, have resulted in strong processing volume and organic revenue growth
- We believe that our existing merchant base serves as cross-sell opportunity to deploy higher margin product offerings

6th
Largest Non-bank Merchant Acquiror[2]

$70.3B
Total Card Dollar Volume[3]

~1,100
Reselling Partners[4]

Q3 2024 SMB Segment Results

Revenue	Adj. Gross Profit[1]
$158.8M	$35.6M
Adj. Gross Profit Margin[1]	**Adj. EBITDA[1]**
22.4%	$28.6M

Revenue ($M)



3% Growth
13% Growth
$443.1
$457.9
$140.2
$158.8
Q3 '23 YTD
Q3 '24 YTD
Q3 '23
Q3 '24

Adj. EBITDA[1] ($M)



-3% Growth
4% Growth
$84.4
$82.3
$27.6
$28.6
Q3 '23 YTD
Q3 '24 YTD
Q3 '23
Q3 '24

[1] Adjusted Gross Profit, Adjusted Gross Profit margin, and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 1 for further details
[2] Based on Nilson Report, March 2024
[3] LTM as of Q3 '24, includes bankcard dollar volume, debit card volume, and other credit card volume
[4] As of Q3 '24

prioritycommerce.com
15

prioritycommerce.com Adj. Gross Profit Margin1 28.5% Adj. EBITDA1 $1.9M Adj. Gross Profit1 $6.3M Revenue $22.1M $1.9 $5.2 Q3 '23 YTD Q3 '24 YTD $1.4 $1.9 Q3 '23 Q3 '24 $14.0 $22.1 Q3 '23 Q3 '24 $19.7 $65.4 Q3 '23 YTD Q3 '24 YTD Revenue ($M) 16 B2B Segment Highlights Q3 2024 B2B Segment Results 1 Adjusted Gross Profit, Adjusted Gross Profit margin, and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 1 for further details Adj. EBITDA1 ($M) B2B Segment Commentary Provides market-leading AP automation solutions to corporations, software partners and industry leading FIs (including Citibank and Mastercard) We establish a seamless bridge for buyer-to-supplier (payor-to-provider) payments that is integrated directly to a buyer's payment instruction file to facilitate payments to vendors via all payment types (virtual card, purchase card, ACH +, dynamic discounting, wires, and checks) Completed complementary acquisition of Plastiq in Q3 2023 Continued emphasis on adding talent and building out leadership roles to improve financial and operational performance 231% Growth 58% Growth 178% Growth 42% Growth $46.4B LTM Q3 ‘24 Volume 28K Suppliers added in 2024 90K Buyers on Platform in LTM Q3 ‘24

Enterprise Segment Highlights

Enterprise Segment Commentary

- Provides solutions that leverage Priority's core payments engine, automated payables platform and account ledgering capabilities, all via API resources:
  - ➔ Enables software partners and business platform customers to embed payments and treasury solutions into their core operating and business systems to collect, store, lend[4], and send money for their customers
  - ➔ Fully embedded banking solutions manages the inflows and outflows, and reconciliation, of all forms of payments for any number of clients from a single account
- Priority generates revenue primarily from payment processing transactions, monthly subscription services and other solutions provided to customers, and interest income from the permissible investments of the deposits Priority holds
- Favorable trends in new monthly enrollments and billed clients, combined with an increase in the number of Passport program managers continue to drive account balance growth, offsetting the impact of Fed rate cuts

$1.1B Account Balances[2]	**92** Integrated Partners	**100%** Nationwide MTL Coverage[3]

Q3 2024 Enterprise Segment Results

Revenue	Adj. Gross Profit[1]
$47.1M	**$44.1M**
Adj. Gross Profit Margin[1]	**Adj. EBITDA[1]**
93.6%	**$40.9M**

Revenue ($M)



40% Growth
34% Growth
$93.9
$131.8
$35.2
$47.1
Q3 '23 YTD
Q3 '24 YTD
Q3 '23
Q3 '24

Adj. EBITDA[1] ($M)



45% Growth
38% Growth
$77.9
$112.9
$29.8
$40.9
Q3 '23 YTD
Q3 '24 YTD
Q3 '23
Q3 '24

[1] Adjusted Gross Profit, Adjusted Gross Profit margin, and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 1 for further details
[2] Includes account balances across all Priority operating segments as of Q3 '24
[3] Includes money transmission licenses (MTLs) in 46 states, the District of Columbia and two U.S. territories, and agency relationships in 4 states
[4] Priority does not assume credit risk as part of its lending solutions, as these solutions are financed by third-party lenders

prioritycommerce.com
17

prioritycommerce.com +25% Growth $9.7 $18.9 $21.3 $15.3 $17.0 1.9% 2.8% 2.8% 2.7% 2.6% 2021 2022 2023 Q3 '23 YTD Q3 '24 YTD $86.6 $121.4 $147.1 $108.4 $135.5 89.9% 86.5% 87.4% 87.7% 88.8% 2021 2022 2023 Q3 '23 YTD Q3 '24 YTD Strong Free Cash Flow and Minimal Capital Needs 18 Free Cash Flow & Free Cash Flow Conversion %1 CapEx Spend (and as a % of Revenue) ($ in Millions) ($ in Millions) 1 Free Cash Flow and Free Cash Flow Conversion referred to in this presentation are non-GAAP measures. See slide 1 for further details Majority of CapEx is capitalized software development for new products or enhancements +30% CAGR

prioritycommerce.com 6.4x 4.3x 3.7x 4.0x 8.8x 6.1x 5.3x 4.6x 2021 2022 2023 Sep '24 Dec '24 Acquired Plastiq Aug. 2023 4.4x Disciplined Financial Policy with Strong Balance Sheet and Proven Ability to De-Lever 19 Historical Net Leverage (incl Preferred Equity) Commentary Priority is committed to sustaining a strong credit profile while achieving profitable growth Proven ability to reduce leverage while also executing M&A strategy as demonstrated following the Finxera and Plastiq acquisitions Priority maintains ample liquidity with $40M+ of unrestricted cash and an undrawn $70M revolving credit facility Redeemed the balance of preferred equity in Nov 2024 to simplify the capital structure and lower all-in cost of capital Pro Forma for Q4 ‘24 Term Loan Add-On1 1 2024E incorporates midpoint of most recent publicly disclosed Q4 2024 guidance, Q3 ’24 unrestricted cash balance, and $115M of incremental term debt issued in Nov 2024 to redeem the balance of preferred equity Acquired Finxera Sep. 2021 Net Debt Preferred Equity

prioritycommerce.com Acquisition Strategy 20 ➔ Acquire leading providers in new vertical markets that represent large TAMs with deep profit pools ➔ Ability to integrate to Priority Commerce Engine to drive operating efficiencies along with market differentiated solutions ➔ Acquire leading providers in existing markets to increase scale, deepen bench of distribution partners and/or enhance margins with direct sales conversion ➔ Acquire international platforms to efficiently enter new geographic markets ➔ Acquire platforms that have strong technology or product but limited distribution and/or operating scale but could benefit from Priority’s broader reach and infrastructure ➔ Consumer Directed Healthcare TPAs ➔ Construction and Real Estate Tech ➔ Gaming ➔ Asset Management ➔ Escrow Services ➔ Competitors in SMB, B2B and Enterprise ➔ Current Resellers in SMB ➔ Integrated Software Partners in Enterprise ➔ International Expansion (Canada, UK, India) ➔ POS and Handheld Devices ➔ Payroll Services ➔ International Remittance ➔ AI / Business Intelligence Vertical Market Expansion Increased Distribution & Geographic Capabilities Technology or Product Enhancements Examples Examples Examples Highlighted and italicized text notes an area where Priority already has an active investment or product offering

Successful Execution of Acquisition Strategy

Cynergy Data, LLC (2014)

- Increased Distribution Capabilities – acquired competitor with significant presence in the ISO market but required operating efficiencies and technology improvement

Outcome

- Acquired 58% interest (2014) from Comvest Partners ("Comvest")
- At time of acquisition, Comvest's retained interest was valued at $97M
- Improvements under Priority ownership grew Revenue and Adj. EBITDA by 40% and 71% which allowed Comvest to exit (2017) for $200M

RentPayment (2019)

- Vertical Market Expansion – entry into rent payments market
- Leveraged Priority's infrastructure and development resources to enhance product and operating efficiencies

Outcome

- Acquired RentPayment from Yapstone, Inc for $71M (2019)
- Improved technology and operations while growing Revenue +25% and Adj. EBITDA +65%
- Sold "front-end" for $179M (2020) for ~2.5x MOIC in 2 years

Finxera (2021)

- Vertical Market Expansion – entry into consumer wellness marketplace
- Technology or Product Enhancement – acquired ledgering technology as foundation for Banking & Treasury Solutions

Outcome

- Acquired 100% ownership for $407M net of cash (2021)
- Leveraged technology platform as foundation for Banking & Treasury Solutions on the Priority Commerce Engine

Plastiq (2023)

- Technology or Product Enhancement – provided buyer-funded payables capabilities while leveraging Priority's distribution and infrastructure capabilities to drive operating efficiencies

Outcome

- Acquired Plastiq assets out of bankruptcy as "stalking horse bidder" for $37.3M (2023)
- Adj. EBITDA positive within 2 quarters of acquisition due to operational and go-to-market efficiencies as part of payables solution set under Priority ownership

prioritycommerce.com

21

prioritycommerce.com Three months ended December 31, 2024 ($ in millions) Low High Net Income $6.6 $9.9 Interest expense $23.1 $23.1 Income tax expense $2.0 $3.9 Depreciation and amortization $14.0 $14.0 EBITDA $45.7 $50.9 Stock based compensation $2.8 $2.0 Non-recurring items $1.2 $1.2 Adjusted EBITDA $49.7 $54.1 Three months ended December 31, 2024 ($ in millions) Low High Revenue $225.2 $227.2 Cost of revenue (excluding depreciation and amortization) ($142.5) ($140.7) Adjusted Gross Profit $82.7 $86.5 Depreciation and amortization of revenue generating assets ($4.2) ($4.2) Gross Profit $78.5 $82.3 We have not yet completed our closing procedures for the three months ended December 31, 2024. Presented below are ranges of our estimated preliminary financial results for the three months ended December 31, 2024. These ranges are based on the information available to us currently. We have provided estimated ranges, rather than specific amounts, because these results are preliminary and subject to change. As such, our actual results may differ (including outside both ends of the range) from the estimated preliminary results presented hereunder and will not be finalized until after we close this offering and complete of our normal quarter-end accounting procedures, including the execution of our internal control over financial reporting. These ranges reflect our management’s best estimate of the impact of events during the quarter. The following are our estimated preliminary financial results and key operating metrics for the three months ended December 31, 2024: • Revenue is expected to be between $225.2M and $227.2M • Adjusted Gross Profit1 is expected to be between $82.7M and $86.5M • Adjusted EBITDA1 is expected to be between $49.7M and $54.1M 22 Recent Developments 1 Adjusted Gross Profit and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 1 for further details Q4 ’24 Adjusted Gross Profit1 Outlook Q4 ’24 Adjusted EBITDA1 Outlook 1 1

prioritycommerce.com We have not yet completed our procedures to set an annual plan approved by the Board of Directors. Presented below are ranges of our estimated preliminary forecasted results for the full year 2025. These ranges are based on the information available to us currently. We have provided estimated ranges, rather than specific amounts, because these results are preliminary and subject to change. As such, our actual results may differ (including outside both ends of the range) from the estimated preliminary forecasted results presented hereunder. These ranges reflect our management’s best estimate of the impact of events during the full year 2025. Based on our estimated preliminary financial results and key operating metrics for the three months ended December 31, 2024 along with our estimated preliminary forecasted results for the year, our preliminary outlook for the full year 2025 is as follows: 23 2025 Preliminary Outlook 1 Adjusted Gross Profit, Adjusted Gross Profit margin, and Adjusted EBITDA referred to in this presentation are non-GAAP measures. See slide 1 for further details Adj. Gross Profit Margin1 Range 37.5% - 39.0% Adj. EBITDA Margin1 Range 22.5% – 24.0% Revenue Growth Range Compared to Fiscal Year 2024 Results 10.0% – 14.0%

prioritycommerce.com Key Investment Highlights Leading Unified Commerce Technology Platform Operating at Scale Large Addressable Markets with Strong Secular Growth Tailwinds Diversified Customer Portfolio with Continued Shift to Recurring1 Revenue and Adj. Gross Profit1 Model Attractive Financial Metrics with Strong Free Cash Flow1 Disciplined Financial Policies with Strong Balance Sheet and Proven Ability to De-lever Significant Acquisition Experience with Track Record of Success 24 1 Recurring Revenue, Adjusted Gross Profit, and Free Cash Flow referred to in this presentation are non-GAAP measures. See slide 1 for further details

prioritycommerce.com 25 Appendix

Appendix 1 – Adjusted Gross Profit[1] Reconciliation

The reconciliation of Adjusted Gross Profit to its most comparable GAAP measure is provided below:

	(in Millions) Three Months Ended September 30, 2024					*(in Millions)* Three Months Ended September 30, 2023				
	SMB	B2B	Enterprise	Eliminations	Total	SMB	B2B	Enterprise	Eliminations	Total
Revenues	$ 158.8	$ 22.1	$ 47.1	$ (1.0)	$ 227.0	$ 140.2	$ 14.0	$ 35.2	$ (0.4)	$ 189.0
Cost of revenue (excluding depreciation and amortization)	(123.2)	(15.8)	(3.0)	1.0	(141.1)	(105.8)	(8.9)	(2.4)	0.4	(116.7)
Adjusted Gross Profit	**35.6**	**6.3**	**44.1**	**(0.0)**	**86.0**	**34.5**	**5.1**	**32.8**	**(0.0)**	**72.3**
Adjusted Gross Profit Margin	22.4%	28.5%	93.6%		37.9%	24.6%	36.6%	93.2%		38.3%
Depreciation and amortization of revenue generating assets	(1.9)	(0.7)	(1.6)	--	(4.2)	(1.6)	(0.4)	(1.0)	--	(3.0)
Gross profit	**$ 33.7**	**$ 5.6**	**$ 42.4**	**$ (0.0)**	**$ 81.8**	**$ 32.9**	**$ 4.7**	**$ 31.7**	**$ (0.0)**	**$ 69.3**
Gross profit margin	21.2%	25.4%	90.1%		36.0%	23.5%	33.7%	90.2%		36.7%

	(in Millions) Nine Months Ended September 30, 2024					*(in Millions)* Nine Months Ended September 30, 2023				
	SMB	B2B	Enterprise	Eliminations	Total	SMB	B2B	Enterprise	Eliminations	Total
Revenues	$ 457.9	$ 65.4	$ 131.8	$ (2.4)	$ 652.6	$ 443.1	$ 19.7	$ 93.9	$ (0.5)	$ 556.3
Cost of revenue (excluding depreciation and amortization)	(354.8)	(47.3)	(8.8)	2.4	(408.5)	(337.9)	(10.3)	(6.1)	0.4	(353.9)
Adjusted Gross Profit	**103.1**	**18.1**	**123.0**	**(0.0)**	**244.1**	**105.2**	**9.4**	**87.8**	**(0.0)**	**202.4**
Adjusted Gross Profit Margin	22.5%	27.6%	93.3%		37.4%	23.7%	47.6%	93.5%		36.4%
Depreciation and amortization of revenue generating assets	(5.5)	(2.2)	(4.4)	--	(12.0)	(5.0)	(0.8)	(3.2)	--	(9.0)
Gross profit	**$ 97.6**	**$ 15.9**	**$ 118.5**	**$ (0.0)**	**$ 232.1**	**$ 100.2**	**$ 8.6**	**$ 84.6**	**$ (0.0)**	**$ 193.4**
Gross profit margin	21.3%	24.3%	90.0%		35.6%	22.6%	43.6%	90.1%		34.8%

Note: Certain dollar amounts may not add mathematically due to rounding
[1]Adjusted Gross Profit and Adjusted Gross Profit margin referred to in this presentation are non-GAAP measures. See slide 1 for further details

prioritycommerce.com
26

Appendix 2 – Adjusted EBITDA[1] Reconciliation

The reconciliation of Adjusted EBITDA to its most comparable GAAP measure is provided below:

($ in Millions)
Three Months Ended September 30, 2024

	SMB	B2B	Enterprise	Corporate	Total
Adjusted EBITDA	$ 28.6	$ 1.9	$ 40.9	$ (16.9)	$ 54.6
Adjusted EBITDA Margin	18.0%	8.7%	86.9%		24.1%
Interest Expense	--	(1.1)	--	(22.2)	(23.2)
Depreciation and Amortization	(6.9)	(1.3)	(4.3)	(1.2)	(13.7)
Debt Modification and Extinguishment Expenses	--	--	--	(0.0)	(0.0)
Selling, General and Administrative (Non-Recurring)	--	--	--	(0.7)	(0.7)
Non-Cash Stock Based Compensation	(0.0)	(0.1)	(0.0)	(1.3)	(1.4)
Non-Cash Other Losses	--	--	--	--	--
Income (Loss) Before Taxes	$ 21.7	$ (0.5)	$ 36.6	$ (42.3)	$ 15.5
Income (Loss) Before Taxes % of Revenue	13.7%	(2.1%)	77.7%		6.8%

($ in Millions)
Three Months Ended September 30, 2023

	SMB	B2B	Enterprise	Corporate	Total
Adjusted EBITDA	$ 27.6	$ 1.4	$ 29.8	$ (13.8)	$ 45.0
Adjusted EBITDA Margin	19.7%	9.7%	84.6%		23.8%
Interest Expense	--	(0.5)	(0.1)	(19.4)	(20.0)
Depreciation and Amortization	(9.1)	(0.7)	(5.9)	(1.5)	(17.3)
Debt Modification and Extinguishment Expenses	--	--	--	--	--
Selling, General and Administrative (Non-Recurring)	--	--	--	(2.1)	(2.1)
Non-Cash Stock Based Compensation	(0.1)	(0.0)	(0.1)	(1.3)	(1.5)
Non-Cash Other Losses	--	--	--	0.2	0.2
Income (Loss) Before Taxes	$ 18.4	$ 0.1	$ 23.7	$ (37.9)	$ 4.2
Income (Loss) Before Taxes % of Revenue	13.1%	0.8%	67.3%		2.2%

($ in Millions)
Nine Months Ended September 30, 2024

	SMB	B2B	Enterprise	Corporate	Total
Adjusted EBITDA	$ 82.3	$ 5.2	$ 112.9	$ (47.9)	$ 152.5
Adjusted EBITDA Margin	18.0%	8.0%	85.7%		23.4%
Interest Expense	(0.0)	(3.3)	--	(62.6)	(65.8)
Depreciation and Amortization	(24.1)	(4.0)	(12.4)	(3.7)	(44.2)
Debt Modification and Extinguishment Expenses	--	--	--	(8.7)	(8.7)
Selling, General and Administrative (Non-Recurring)	--	--	--	(2.1)	(2.1)
Non-Cash Stock Based Compensation	(0.0)	(0.3)	(0.1)	(4.5)	(4.9)
Non-Cash Other Losses	--	--	--	--	--
Income (Loss) Before Taxes	$ 58.2	$ (2.4)	$ 100.4	$ (129.4)	$ 26.8
Income (Loss) Before Taxes % of Revenue	12.7%	(3.6%)	76.2%		4.1%

($ in Millions)
Nine Months Ended September 30, 2023

	SMB	B2B	Enterprise	Corporate	Total
Adjusted EBITDA	$ 84.4	$ 1.9	$ 77.9	$ (40.5)	$ 123.7
Adjusted EBITDA Margin	19.1%	9.5%	82.9%		22.2%
Interest Expense	(0.0)	(0.5)	(0.3)	(54.7)	(55.5)
Depreciation and Amortization	(27.6)	(0.8)	(18.6)	(6.4)	(53.3)
Debt Modification and Extinguishment Expenses	--	--	--	--	--
Selling, General and Administrative (Non-Recurring)	--	--	--	(4.4)	(4.4)
Non-Cash Stock Based Compensation	(0.4)	(0.2)	(0.2)	(4.3)	(5.2)
Non-Cash Other Losses	--	--	--	0.0	0.0
Income (Loss) Before Taxes	$ 56.5	$ 0.4	$ 58.8	$ (110.3)	$ 5.3
Income (Loss) Before Taxes % of Revenue	12.7%	2.0%	62.6%		1.0%

Note: Certain dollar amounts may not add mathematically due to rounding
[1]Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 1 for further details

prioritycommerce.com
27

prioritycommerce.com Three months ended % ($ in Millions) September 30, 2024 of Total Recurring revenue $ 66.9 29% Re-Ocurring revenue 153.7 68% Other 6.5 3% Total Revenue $ 227.0 100% Recurring Cost of Revenue (excludes depreciation and amortization) $ 15.6 11% Re-Ocurring Cost of Rervices (excludes depreciation and amortization) 120.1 85% Other Cost of Services (excludes depreciation and amortization) 5.4 4% Total Cost of Revenue (excludes depreciation and amortization) $ 141.1 100% Adjusted Gross Profit from Recurring revenue $ 51.3 60% Adjusted Gross Profit from Re-Ocurring revenue 33.6 39% Adjusted Gross Profit from other revenues 1.1 1% Total Adjusted Gross Profit $ 86.0 100% Depreciation and amortization for revenue generating assets (4.2) Gross profit $ 81.8 28 The breakdown of Recurring vs. Re-Occurring Revenue and Adjusted Gross Profit is provided below: Appendix 3 – Recurring and Re-Occurring Revenue and Related Adjusted Gross Profit Reconciliation1 Note: Certain dollar amounts may not add mathematically due to rounding 1Recurring Revenue, Re-Occurring Revenue, Adjusted Gross Profit, Adjusted Gross Profit from Recurring Revenue, and Adjusted Gross Profit from Re-Occurring Revenue referred to in this presentation are non-GAAP measures See slide 1 for further details

Appendix 4 – Free Cash Flow and Free Cash Flow Conversion Reconciliation[1]

The reconciliation of Adjusted EBITDA to Free Cash Flow and Free Cash Flow Conversion is provided below:

($ in Millions)

	2021	2022	2023	YTD Sep. 23	YTD Sep. 24
Adjusted EBITDA	**$ 96.3**	**$ 140.3**	**$ 168.3**	**$ 123.7**	**$ 152.5**
Adjusted EBITDA Margin	18.7%	21.1%	22.3%	22.2%	23.4%
Interest Expense	36.5	53.6	76.1	55.5	65.8
Depreciation and Amortization	49.7	70.7	68.4	53.3	44.2
Debt Modification and Extinguishment Expenses	-	-	-	-	8.7
Selling, General and Administrative (Non-Recurring)	10.1	5.4	9.8	4.4	2.1
Non-Cash Stock Based Compensation	3.2	6.2	6.8	5.2	4.9
Non-Cash Other Losses	0.7	1.2	0.1	-	-
Income (Loss) Before Taxes	**$ (3.9)**	**$ 3.2**	**$ 7.2**	**$ 5.3**	**$ 26.8**
Income (Loss) Before Taxes % of Revenue	(0.8%)	0.5%	0.9%	1.0%	4.1%
Adjusted EBITDA	**$ 96.3**	**$ 140.3**	**$ 168.3**	**$ 123.7**	**$ 152.5**
Capex	9.7	18.9	21.3	15.3	17.0
Free Cash Flow	**$ 86.6**	**$ 121.4**	**$ 147.1**	**$ 108.4**	**$ 135.5**
Free Cash Flow Conversion	89.9%	86.5%	87.4%	87.7%	88.8%

Note: Certain dollar amounts may not add mathematically due to rounding

[1]Free Cash Flow, Free Cash Flow Conversion, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 1 for further details

prioritycommerce.com

29

prioritycommerce.com 30 Merchant Services Full featured POS & merchant acquiring solutions that accelerate your cash flow to capture revenue opportunities for businesses Payables Optimize your working capital and earn cash back by leveraging our payables & financing solutions while automating reconciliation Banking & Treasury Solutions Passport automates reconciliation, streamlines financial operations & provides full transparency to your liquidity Priority: Your trusted partner Our mission is to deliver a personalized, easy-to-adopt financial toolset to accelerate cash flow and optimize working capital for businesses.

32